Boston Private Financial Holdings, Inc. Reports Fourth Quarter and Full Year 2016 Results; Raises Dividend to $0.11 Per Share
Fourth Quarter and Full Year Highlights:

•
Net Interest Income Growth: Net Interest Income for the fourth quarter increased 7% year-over-year and 3% linked quarter to $51.5 million. Net Interest Income for the full year of 2016 was $200.4 million, an 8% increase compared to 2015.

•	Deposit and Loan Growth: Average Total Deposits increased 2% year-over-year to $6.0 billion, and Average Total Loans increased 6% year-over-year to $6.0 billion.

•	Assets Under Management: Total Assets Under Management/Advisory (“AUM”) of $27.6 billion were flat year-over-year and linked quarter.

•	Dividend Increase: The Board of Directors approved a quarterly cash dividend of $0.11 per share of common stock, an increase from $0.10 per share in the prior quarter.

•
Notable Items: During the fourth quarter, the Company recorded a net after-tax charge of $4.3 million or $0.05 of diluted earnings per share related to goodwill impairment charges and gain on sale of offices.

Boston, MA - January 18, 2017 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported fourth quarter 2016 GAAP Net Income Attributable to the Company of $17.6 million, compared to $19.6 million for the third quarter of 2016 and $15.0 million for the fourth quarter of 2015. Fourth quarter 2016 diluted earnings per share were $0.19, compared to $0.22 in the third quarter of 2016, and $0.17 in the fourth quarter of 2015. Excluding Notable Items and the related tax impact, adjusted Net Income Attributable to the Company for the fourth quarter of 2016 was $21.9 million, and adjusted diluted earnings per share were $0.24.
For the full year of 2016, BPFH reported GAAP Net Income Attributable to the Company of $71.6 million or $0.81 of diluted earnings per share, compared to $64.9 million or $0.74 of diluted earnings per share for the full year of 2015.

“2016 was a year of progress for the Company,” said Clayton G. Deutsch, CEO. "The overall Company delivered 10% annual profit growth despite the impact of a goodwill impairment charge, and returned record levels of capital to shareholders through dividends and share repurchases."
“Our Private Bank contributed pristine asset quality and reliable earnings growth throughout a challenging yield environment, while Wealth Management & Trust demonstrated ongoing progress towards stability. Our Investment Managers and Wealth Advisors continue to contribute high returns to Company-wide financial performance. As we enter 2017, we are focused on perfecting our client service offering, improving profitability in all of our businesses, and positioning for long term growth.”

Notable Items Impacting Fourth Quarter Results

During the fourth quarter, the Company recorded two Notable Items that resulted in a net after-tax charge of $4.3 million. The Notable Items include a pre-tax, non-cash charge of $9.5 million for goodwill impairment related to the Wealth Management & Trust segment, and a pre-tax net gain on sale of $2.9 million related to the divestiture of two Southern California offices. The office divestiture, which closed during the fourth quarter, included $104 million of deposits. The tax effect was calculated by applying the federal statutory rate of of 35%.

Core Fees and Income/Assets Under Management
Core Fees and Income for the fourth quarter were $38.5 million, a 2% increase linked quarter and a 4% increase year-over-year. For the full year 2016, Core Fees and Income decreased 3% to $151.7 million due to lower AUM in the Wealth Management & Trust segment, partially offset by higher Other Banking Fee Income.
AUM was $27.6 billion at the end of the fourth quarter, flat from the previous quarter and year-over-year. The Company experienced net flows of negative $176 million during the fourth quarter, compared to negative $336 million and negative $543 million in the third quarter of 2016 and fourth quarter of 2015, respectively. During the fourth quarter, net flows by segment were negative $82 million for Wealth Management & Trust, negative $23 million for Investment Management, and negative $71 million for Wealth Advisory.
Net Interest Income
Net Interest Income for the fourth quarter was $51.5 million, an increase of 3% from $49.9 million for the third quarter of 2016 and an increase of 7% from $48.1 million for the fourth quarter of 2015.  The current quarter includes $0.4 million of interest recovered on previous nonaccrual loans compared to $0.3 million for both the third quarter of 2016 and fourth quarter of 2015. Excluding interest recovered on previous nonaccrual loans, Net Interest Income on an FTE basis increased 4% linked quarter and 6% year-over-year.
Net Interest Margin was 2.88% for the fourth quarter of 2016, unchanged from both the third quarter of 2016 and the fourth quarter of 2015. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin was 2.86%, also unchanged from the third quarter of 2016 and the fourth quarter of 2015.
Total Operating Expenses
Total Operating Expenses for the fourth quarter of 2016 were $71.8 million, up 16% from $61.7 million for the third quarter of 2016, primarily due to the goodwill impairment. Excluding the goodwill impairment, Total Operating Expenses for the fourth quarter were $62.3 million, a 1% increase from the previous quarter.
On a year-over-year basis, Total Operating Expenses increased 7% from $67.4 million. Excluding the fourth quarter 2016 goodwill impairment and a fourth quarter 2015 restructuring charge of $2.0 million, Total Operating Expenses declined 5% year-over-year.
Provision and Asset Quality
The Company recorded a provision credit of $1.1 million for the fourth quarter of 2016, compared to a provision credit of $0.1 million for the third quarter of 2016 and $1.7 million for the fourth quarter of 2015. The provision credit in the fourth quarter of 2016 was due to net recoveries and a decrease in Criticized and Classified loans, partially offset by an increase in loan volume.
Criticized Loans decreased 25% linked quarter and 23% year-over-year to $118.5 million. Nonaccrual Loans (“Nonaccruals”) increased 5% to $17.3 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 35% from $26.6 million. As a percentage of Total Loans, Nonaccruals were 28 basis points at December 31, 2016, flat compared to September 30, 2016, and down 18 basis points from December 31, 2015.
Additional credit metrics are listed below:

(In millions)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total Criticized Loans	$118.5	$158.8	$150.7	$166.9	$154.1
Total Loans 30-89 Days Past Due and Accruing (13)	$15.1	$4.6	$7.6	$8.3	$13.1
Total Net Loans (Charged-off)/ Recovered	$1.5	$2.1	$1.9	$1.1	$0.9
Allowance for Loan Losses/ Total Loans	1.28%	1.32%	1.32%	1.35%	1.37%

Capital Ratios
Capital ratios are listed below:

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
BPFH Ratios:
Total Risk-Based Capital *	13.9%	14.0%	14.0%	14.0%	13.9%
Tier I Risk-Based Capital *	12.7%	12.7%	12.7%	12.7%	12.6%
Tier I Leverage Capital *	9.4%	9.5%	9.6%	9.5%	9.5%
TCE/TA (4)	7.1%	7.4%	7.4%	7.3%	7.0%
Tier I Common Equity/ Risk Weighted Assets *	10.0%	10.0%	10.0%	9.9%	9.8%
*December 31, 2016 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of fourth quarter 2016 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.11 per share. The record date for this dividend is February 3, 2017, and the payment date is February 17, 2017.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is February 15, 2017, and the payment date is March 15, 2017.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; total operating expense excluding intangibles, goodwill impairment, and restructuring; the efficiency ratio (FTE basis); the efficiency ratio (FTE basis) excluding amortization of intangibles, goodwill impairment, and restructuring; net income attributable to the Company excluding notable items; diluted earnings per share excluding notable items; and Net Interest Income and Net Interest Margin excluding interest recovered on previous nonaccrual loans; to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, January 19, 2017, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 6886722

Replay Information:
Available from January 19, 2017 at 12 noon until January 26, 2017
Dial In #: (877) 344-7529
Conference Number: 10098672
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, and Wisconsin. The Company has total assets of approximately $8 billion, and manages over $27 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$106,557	$67,631	$126,167	$113,946	$238,694
Investment securities available-for-sale	1,264,132	1,249,578	1,191,523	1,151,529	1,084,510
Investment securities held-to-maturity	93,079	98,881	105,297	111,337	116,352
Stock in Federal Home Loan Banks	44,077	36,084	44,374	34,202	35,181
Loans held for sale	3,464	5,316	4,677	5,383	8,072
Total loans	6,114,354	5,869,498	5,751,497	5,658,181	5,719,212
Less: Allowance for loan losses	78,077	77,669	75,753	76,427	78,500
Net loans	6,036,277	5,791,829	5,675,744	5,581,754	5,640,712
Other real estate owned (“OREO”)	1,690	1,800	2,042	98	776
Premises and equipment, net	31,827	32,089	31,752	31,575	31,036
Goodwill	142,554	152,082	152,082	152,082	152,082
Intangible assets, net	26,725	28,267	29,836	31,422	33,007
Fees receivable	13,400	11,185	11,129	11,041	11,258
Accrued interest receivable	20,479	18,062	18,061	17,590	17,950
Deferred income taxes, net	55,460	39,319	36,942	43,164	51,699
Other assets	130,753	149,427	149,975	128,540	121,179
Total assets	$7,970,474	$7,681,550	$7,579,601	$7,413,663	$7,542,508
Liabilities:
Deposits	$6,085,146	$5,812,243	$5,536,092	$5,786,860	$6,040,437
Deposits held for sale	—	105,788	110,558	—	—
Securities sold under agreements to repurchase	59,624	77,466	43,304	63,182	58,215
Federal funds purchased	80,000	125,000	180,000	40,000	—
Federal Home Loan Bank borrowings	734,205	522,681	678,012	523,953	461,324
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities	119,683	134,322	135,289	114,222	111,468
Total liabilities	7,185,021	6,883,863	6,789,618	6,634,580	6,777,807
Redeemable Noncontrolling Interests (“RNCI”)	16,972	16,199	15,843	16,938	18,088
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	83,732	83,195	83,380	83,024	83,411
Additional paid-in capital	597,454	597,209	597,989	599,825	600,670
Retained earnings	47,929	39,415	28,985	21,740	12,886
Accumulated other comprehensive income/ (loss)	(12,548)	10,134	12,654	6,687	(1,500)
Total Company’s shareholders’ equity	764,320	777,706	770,761	759,029	743,220
Noncontrolling interests	4,161	3,782	3,379	3,116	3,393
Total shareholders’ equity	768,481	781,488	774,140	762,145	746,613
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$7,970,474	$7,681,550	$7,579,601	$7,413,663	$7,542,508

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$51,499	$50,074	$49,731	$50,046	$49,463
Taxable investment securities	1,592	1,537	1,507	1,594	1,239
Non-taxable investment securities	1,520	1,444	1,400	1,390	1,348
Mortgage-backed securities	3,290	3,079	2,982	3,065	2,863
Federal funds sold and other	508	469	405	507	449
Total interest and dividend income	58,409	56,603	56,025	56,602	55,362
Interest expense:
Deposits	4,152	4,163	4,075	4,182	4,281
Federal Home Loan Bank borrowings	1,987	1,929	2,139	1,953	1,960
Junior subordinated debentures	674	591	584	578	973
Repurchase agreements and other short-term borrowings	77	49	58	10	8
Total interest expense	6,890	6,732	6,856	6,723	7,222
Net interest income	51,519	49,871	49,169	49,879	48,140
Provision/ (credit) for loan losses	(1,128)	(138)	(2,535)	(3,133)	(1,655)
Net interest income after provision/ (credit) for loan losses	52,647	50,009	51,704	53,012	49,795
Fees and other income:
Investment management fees	12,408	10,717	10,627	10,658	10,889
Wealth advisory fees	12,568	12,750	12,551	12,712	12,569
Wealth management and trust fees	11,031	10,826	11,208	10,916	11,782
Other banking fee income	2,387	3,447	2,982	3,233	1,719
Gain on sale of loans, net	105	156	197	209	178
Total core fees and income	38,499	37,896	37,565	37,728	37,137
Gain/ (loss) on sale of investments, net	2	273	245	1	215
Gain/ (loss) on OREO, net	(110)	137	—	280	—
Gain on sale of offices	2,862	—	—	—	—
Other	2,705	1,706	(1,015)	13	366
Total other income	5,459	2,116	(770)	294	581
Operating expense:
Salaries and employee benefits	39,669	40,924	40,614	42,560	39,520
Occupancy and equipment	10,039	9,521	9,928	9,587	9,989
Professional services	2,756	2,290	3,015	3,515	3,778
Marketing and business development	2,022	1,623	1,811	2,170	4,001
Contract services and data processing	1,743	1,865	1,737	1,679	1,505
Amortization of intangibles	1,542	1,568	1,586	1,586	1,799
Impairment of goodwill	9,528	—	—	—	—
FDIC insurance	727	722	1,015	1,020	1,089
Restructuring	—	—	905	1,112	2,000
Other	3,817	3,157	4,120	3,480	3,726
Total operating expense	71,843	61,670	64,731	66,709	67,407
Income before income taxes	24,762	28,351	23,768	24,325	20,106
Income tax expense	7,247	8,652	7,626	7,438	5,638
Net income from continuing operations	17,515	19,699	16,142	16,887	14,468
Net income from discontinued operations (1)	1,184	1,047	1,245	2,065	1,455
Net income before attribution to noncontrolling interests	18,699	20,746	17,387	18,952	15,923
Less: Net income attributable to noncontrolling interests	1,147	1,110	989	911	921
Net income attributable to the Company	$17,552	$19,636	$16,398	$18,041	$15,002

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Year Ended
	December 31, 2016	December 31, 2015
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$201,349	$192,184
Taxable investment securities	6,230	4,403
Non-taxable investment securities	5,754	4,758
Mortgage-backed securities	12,416	10,933
Federal funds sold and other	1,890	1,390
Total interest and dividend income	227,639	213,668
Interest expense:
Deposits	16,571	16,002
Federal Home Loan Bank borrowings	8,008	7,959
Junior subordinated debentures	2,427	3,875
Repurchase agreements and other short-term borrowings	195	62
Total interest expense	27,201	27,898
Net interest income	200,438	185,770
Provision/ (credit) for loan losses	(6,935)	(1,555)
Net interest income after provision/ (credit) for loan losses	207,373	187,325
Fees and other income:
Investment management fees	44,410	45,694
Wealth advisory fees	50,581	50,437
Wealth management and trust fees	43,980	51,309
Other banking fee income	12,050	8,440
Gain on sale of loans, net	667	1,207
Total core fees and income	151,688	157,087
Gain/ (loss) on sale of investments, net	521	236
Gain/ (loss) on OREO, net	306	124
Gain on sale of offices	2,862	—
Other	3,410	3,722
Total other income	7,099	4,082
Operating expense:
Salaries and employee benefits	163,767	159,401
Occupancy and equipment	39,075	37,183
Professional services	11,576	12,861
Marketing and business development	7,626	9,063
Contract services and data processing	7,024	6,037
Amortization of intangibles	6,282	6,711
Impairment of goodwill	9,528	—
FDIC insurance	3,484	3,979
Restructuring	2,017	3,724
Other	14,574	16,222
Total operating expense	264,953	255,181
Income before income taxes	101,207	93,313
Income tax expense	30,963	30,392
Net income from continuing operations	70,244	62,921
Net income from discontinued operations (1)	5,541	6,411
Net income before attribution to noncontrolling interests	75,785	69,332
Less: Net income attributable to noncontrolling interests	4,157	4,407
Net income attributable to the Company	$71,628	$64,925

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$17,552	$19,636	$16,398	$18,041	$15,002
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(1,798)	(1,006)	(970)	(289)	(1,182)
Net Income Attributable to the Common Shareholders, treasury stock method	$15,755	$18,630	$15,428	$17,752	$13,820

End of Period Common Shares Outstanding	83,731,769	83,194,714	83,380,426	83,023,755	83,410,961

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	81,217,391	81,301,499	81,236,809	81,301,499	81,134,931
Weighted average diluted shares outstanding (3)	83,438,137	83,562,283	83,519,939	83,279,866	83,579,050

Diluted Total Earnings per Share	$0.19	$0.22	$0.18	$0.21	$0.17

	Year Ended
PER SHARE DATA:	December 31, 2016	December 31, 2015
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$71,628	$64,925
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(4,063)	(3,011)
Net Income Attributable to the Common Shareholders, treasury stock method	$67,565	$61,914

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	81,264,273	80,885,253
Weighted average diluted shares outstanding (3)	83,209,126	83,225,153

Diluted Total Earnings per Share	$0.81	$0.74

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
FINANCIAL DATA:
Book Value Per Common Share	$8.61	$8.82	$8.71	$8.60	$8.38
Tangible Book Value Per Share (4)	$6.59	$6.65	$6.53	$6.39	$6.16
Market Price Per Share	$16.55	$12.83	$11.78	$11.45	$11.34

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,008,000	$7,334,000	$7,313,000	$7,137,000	$7,976,000
Investment Managers	10,571,000	10,176,000	10,006,000	9,838,000	9,952,000
Wealth Advisory	9,989,000	10,028,000	9,974,000	9,857,000	9,688,000
Less: Inter-company Relationship	(11,000)	(11,000)	(17,000)	(21,000)	(21,000)
Total Assets Under Management and Advisory	$27,557,000	$27,527,000	$27,276,000	$26,811,000	$27,595,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	9.64%	10.17%	10.21%	10.28%	9.90%
Tangible Common Equity/ Tangible Assets (4)	7.07%	7.38%	7.36%	7.34%	6.98%
Tier I Common Equity/ Risk Weighted Assets (4)	10.00%	10.02%	9.95%	9.92%	9.80%
Allowance for Loan Losses/ Total Loans	1.28%	1.32%	1.32%	1.35%	1.37%
Allowance for Loan Losses/ Nonaccrual Loans	451%	471%	395%	314%	295%
Return on Average Assets - Three Months Ended (Annualized)	0.89%	1.03%	0.88%	0.99%	0.81%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	9.07%	10.20%	8.68%	9.84%	8.06%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	12.75%	14.30%	12.43%	14.11%	11.92%
Efficiency Ratio - Three Months Ended (6)	61.87%	65.04%	70.41%	70.87%	71.59%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$1,753,648	$1,770,631	$1,636,273	$1,609,669	$1,689,604
NOW	578,657	556,096	547,777	565,394	588,337
Savings	74,162	74,866	70,553	76,019	72,336
Money market	3,102,048	2,879,952	2,771,080	2,959,328	3,105,172
Certificates of deposit	576,631	530,698	510,409	576,450	584,988
Total Deposits	$6,085,146	$5,812,243	$5,536,092	$5,786,860	$6,040,437

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	12/31/16	09/30/16	12/31/15	12/31/16	09/30/16	12/31/15	12/31/16	09/30/16	12/31/15
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$375,913	$372,852	$368,573	$1,592	$1,537	$1,239	1.69%	1.65%	1.35%
Non-taxable investment securities (9)	285,330	271,864	258,755	2,338	2,221	2,074	3.28%	3.27%	3.21%
Mortgage-backed securities	679,644	629,748	526,987	3,290	3,079	2,863	1.94%	1.96%	2.17%
Federal funds sold and other	130,740	152,892	220,618	508	469	449	1.53%	1.20%	0.80%
Total Cash and Investments	1,471,627	1,427,356	1,374,933	7,728	7,306	6,625	2.10%	2.05%	1.92%
Loans (10):
Commercial and Industrial (9)	1,110,268	1,065,787	1,053,290	10,892	10,626	10,865	3.84%	3.90%	4.04%
Commercial Real Estate (9)	2,109,601	1,976,327	1,897,943	21,153	19,860	19,981	3.92%	3.93%	4.12%
Construction and Land	96,242	117,183	182,648	1,018	1,263	1,634	4.14%	4.22%	3.50%
Residential	2,350,644	2,300,392	2,224,614	17,999	17,812	17,272	3.06%	3.10%	3.11%
Home Equity	117,985	122,505	117,892	1,050	1,105	1,015	3.54%	3.59%	3.41%
Other Consumer	188,908	182,315	166,184	1,323	1,154	967	2.79%	2.52%	2.31%
Total Loans	5,973,648	5,764,509	5,642,571	53,435	51,820	51,734	3.53%	3.55%	3.62%
Total Earning Assets	7,445,275	7,191,865	7,017,504	61,163	59,126	58,359	3.25%	3.25%	3.28%
LESS: Allowance for Loan Losses	79,440	76,424	79,389
Cash and due From Banks (Non-Interest Bearing)	39,133	39,301	39,453
Other Assets	427,545	445,517	411,642
TOTAL AVERAGE ASSETS	$7,832,513	$7,600,259	$7,389,210
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
NOW	$567,538	$551,085	$512,973	$126	$120	$82	0.09%	0.09%	0.06%
Savings	76,033	76,999	73,380	18	25	23	0.09%	0.13%	0.12%
Money Market	2,969,292	2,922,687	3,063,533	2,807	2,877	2,995	0.38%	0.39%	0.39%
Certificates of Deposit	563,045	560,546	593,286	1,201	1,141	1,181	0.85%	0.81%	0.79%
Total Interest-Bearing Deposits (14)	4,175,908	4,111,317	4,243,172	4,152	4,163	4,281	0.40%	0.40%	0.40%
Junior Subordinated Debentures	106,363	106,363	106,363	674	591	973	2.48%	2.17%	3.58%
FHLB Borrowings and Other	742,247	624,528	491,115	2,064	1,978	1,968	1.09%	1.24%	1.57%
Total Interest-Bearing Liabilities	5,024,518	4,842,208	4,840,650	6,890	6,732	7,222	0.54%	0.55%	0.59%
Noninterest Bearing Demand Deposits (10) (14)	1,870,130	1,824,548	1,673,122
Payables and Other Liabilities	140,006	135,901	110,951
Total Average Liabilities	7,034,654	6,802,657	6,624,723
Redeemable Noncontrolling Interests	20,393	19,504	21,337
Average Shareholders' Equity	777,466	778,098	743,150
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$7,832,513	$7,600,259	$7,389,210
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$54,273	$52,394	$51,137
LESS: FTE Adjustment (9)				2,754	2,523	2,997
Net Interest Income (GAAP Basis)				$51,519	$49,871	$48,140
Interest Rate Spread							2.71%	2.70%	2.69%
Bank only Net Interest Margin							2.91%	2.92%	2.94%
Net Interest Margin							2.88%	2.88%	2.88%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Year Ended		Year Ended		Year Ended
AVERAGE BALANCE SHEET:	12/31/16	12/31/15	12/31/16	12/31/15	12/31/16	12/31/15
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$373,937	$343,130	$6,230	$4,403	1.67%	1.28%
Non-taxable investment securities (9)	270,320	245,402	8,850	7,320	3.27%	2.98%
Mortgage-backed securities	615,873	527,057	12,416	10,933	2.02%	2.07%
Federal funds sold and other	152,616	167,847	1,890	1,390	1.24%	0.83%
Total Cash and Investments	1,412,746	1,283,436	29,386	24,046	2.08%	1.87%
Loans (10):
Commercial and Industrial (9)	1,081,658	1,000,139	43,250	42,879	4.00%	4.29%
Commercial Real Estate (9)	1,964,544	1,820,142	80,369	76,770	4.09%	4.22%
Construction and Land	134,651	156,669	5,385	5,404	4.00%	3.45%
Residential	2,284,478	2,183,830	70,553	67,648	3.09%	3.10%
Home Equity	120,878	117,520	4,310	4,084	3.57%	3.48%
Other Consumer	176,683	167,297	4,516	3,872	2.56%	2.31%
Total Loans	5,762,892	5,445,597	208,383	200,657	3.62%	3.68%
Total Earning Assets	7,175,638	6,729,033	237,769	224,703	3.31%	3.34%
LESS: Allowance for Loan Losses	78,368	78,164
Cash and due From Banks (Non-Interest Bearing)	39,669	39,513
Other Assets	430,972	410,375
TOTAL AVERAGE ASSETS	$7,567,911	$7,100,757
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (10):
NOW	$553,981	$516,720	$437	$318	0.08%	0.06%
Savings	75,977	72,275	89	81	0.12%	0.11%
Money Market	2,960,702	2,894,615	11,422	10,871	0.39%	0.38%
Certificates of Deposit	565,274	597,153	4,623	4,732	0.82%	0.79%
Total Interest-Bearing Deposits (14)	4,155,934	4,080,763	16,571	16,002	0.40%	0.39%
Junior Subordinated Debentures	106,363	106,363	2,427	3,875	2.28%	3.64%
FHLB Borrowings and Other	652,998	516,237	8,203	8,021	1.26%	1.55%
Total Interest-Bearing Liabilities	4,915,295	4,703,363	27,201	27,898	0.55%	0.59%
Noninterest Bearing Demand Deposits (10) (14)	1,736,637	1,542,254
Payables and Other Liabilities	126,039	103,669
Total Average Liabilities	6,777,971	6,349,286
Redeemable Noncontrolling Interests	20,323	21,982
Average Shareholders' Equity	769,617	729,489
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$7,567,911	$7,100,757
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$210,568	$196,805
LESS: FTE Adjustment (9)			10,130	11,035
Net Interest Income (GAAP Basis)			$200,438	$185,770
Interest Rate Spread					2.76%	2.75%
Bank only Net Interest Margin					2.95%	2.99%
Net Interest Margin					2.93%	2.92%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
LOAN DATA (11):
Other Commercial and Industrial Loans:
New England	$493,451	$461,201	$428,515	$457,520	$500,389
San Francisco Bay Area	50,578	59,936	64,762	66,629	70,702
Southern California	67,341	67,583	66,379	68,640	61,928
Total Other Commercial and Industrial Loans	$611,370	$588,720	$559,656	$592,789	$633,019
Commercial Tax Exempt Loans:
New England	$317,691	$263,418	$260,739	$268,270	$267,595
San Francisco Bay Area	69,064	69,366	51,462	51,756	52,052
Southern California	11,849	11,918	11,986	12,053	12,120
Total Commercial Tax Exempt Loans	$398,604	$344,702	$324,187	$332,079	$331,767
Total Commercial and Industrial Loans	$1,009,974	933,422	883,843	924,868	964,786
Commercial Real Estate Loans:
New England	$1,012,284	$987,758	$923,035	$940,149	$925,402
San Francisco Bay Area	637,042	611,224	633,735	611,461	622,123
Southern California	652,918	621,336	579,616	519,012	513,378
Total Commercial Real Estate Loans	$2,302,244	$2,220,318	$2,136,386	$2,070,622	$2,060,903
Construction and Land Loans:
New England	$47,434	$56,268	$90,408	$106,258	$106,048
San Francisco Bay Area	29,629	26,400	36,808	35,281	52,876
Southern California	27,776	16,028	15,333	25,135	24,510
Total Construction and Land Loans	$104,839	$98,696	$142,549	$166,674	$183,434
Residential Loans:
New England	$1,456,592	$1,409,385	$1,385,102	$1,361,547	$1,368,192
San Francisco Bay Area	473,102	476,986	470,694	463,645	462,327
Southern California	450,167	429,719	424,320	391,683	399,021
Total Residential Loans	$2,379,861	$2,316,090	$2,280,116	$2,216,875	$2,229,540
Home Equity Loans:
New England	$87,280	$90,592	$91,728	$84,693	$83,712
San Francisco Bay Area	25,129	23,826	26,714	26,134	28,966
Southern California	6,408	6,851	7,044	7,980	7,150
Total Home Equity Loans	$118,817	$121,269	$125,486	$118,807	$119,828
Other Consumer Loans:
New England	$186,680	$167,140	$166,998	$145,450	$152,984
San Francisco Bay Area	7,517	6,764	8,299	8,347	4,530
Southern California	4,422	5,799	7,820	6,538	3,207
Total Other Consumer Loans	$198,619	$179,703	$183,117	$160,335	$160,721
Total Loans:
New England	$3,601,412	$3,435,762	$3,346,525	$3,363,887	$3,404,322
San Francisco Bay Area	1,292,061	1,274,502	1,292,474	1,263,253	1,293,576
Southern California	1,220,881	1,159,234	1,112,498	1,031,041	1,021,314
Total Loans	$6,114,354	$5,869,498	$5,751,497	$5,658,181	$5,719,212

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
CREDIT QUALITY (11):
Special Mention Loans:
New England	$14,750	$25,248	$27,903	$38,927	$40,121
San Francisco Bay Area	21,901	22,786	24,381	23,288	15,764
Southern California	884	6,278	15,044	24,710	13,326
Total Special Mention Loans	$37,535	$54,312	$67,328	$86,925	$69,211
Accruing Substandard Loans (12):
New England	$10,972	$19,748	$17,447	$19,157	$22,026
San Francisco Bay Area	15,890	19,157	19,750	20,235	19,990
Southern California	36,809	49,148	27,027	16,299	16,398
Total Accruing Substandard Loans	$63,671	$88,053	$64,224	$55,691	$58,414
Nonaccruing Loans:
New England	$10,081	$11,020	$13,028	$17,988	$19,572
San Francisco Bay Area	2,989	3,543	4,196	4,369	4,977
Southern California	4,245	1,928	1,964	1,999	2,022
Total Nonaccruing Loans	$17,315	$16,491	$19,188	$24,356	$26,571
Other Real Estate Owned:
New England	$1,690	$1,800	$2,042	$98	$191
San Francisco Bay Area	—	—	—	—	585
Southern California	—	—	—	—	—
Total Other Real Estate Owned	$1,690	$1,800	$2,042	$98	$776
Loans 30-89 Days Past Due and Accruing (13):
New England	$10,311	$2,735	$5,213	$4,723	$7,118
San Francisco Bay Area	591	1,018	70	986	2,806
Southern California	4,235	836	2,343	2,598	3,170
Total Loans 30-89 Days Past Due and Accruing	$15,137	$4,589	$7,626	$8,307	$13,094
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$1,120	$1,704	$1,276	$(2,146)	$120
San Francisco Bay Area	384	318	537	3,454	703
Southern California	33	32	48	(248)	86
Total Net Loans (Charged-off)/ Recovered	$1,537	$2,054	$1,861	$1,060	$909
Loans (Charged-off)/ Recovered, Net for the Twelve Months Ended:
New England	$1,954				$(502)
San Francisco Bay Area	4,693				4,217
Southern California	(135)				502
Total Net Loans (Charged-off)/ Recovered	$6,512				$4,217

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)	Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value and dividends paid on preferred stock.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total Balance Sheet Assets	$7,970,474	$7,681,550	$7,579,601	$7,413,663	$7,542,508
LESS: Goodwill and Intangible Assets, net	(169,279)	(180,349)	(181,918)	(183,504)	(185,089)
Tangible Assets (non-GAAP)	$7,801,195	$7,501,201	$7,397,683	$7,230,159	$7,357,419
Total Shareholders' Equity	$768,481	$781,488	$774,140	$762,145	$746,613
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(169,279)	(180,349)	(181,918)	(183,504)	(185,089)
Total adjusting items	(217,032)	(228,102)	(229,671)	(231,257)	(232,842)
Tangible Common Equity (non-GAAP)	$551,449	$553,386	$544,469	$530,888	$513,771
Total Equity/Total Assets	9.64%	10.17%	10.21%	10.28%	9.90%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.07%	7.38%	7.36%	7.34%	6.98%

Total Risk Weighted Assets *	$5,714,598	$5,534,711	$5,464,529	$5,412,514	$5,449,239
Tier I Common Equity *	$571,665	$554,368	$543,801	$536,925	$534,241
Tier I Common Equity/ Risk Weighted Assets	10.00%	10.02%	9.95%	9.92%	9.80%

End of Period Shares Outstanding	83,731,769	83,194,714	83,380,426	83,023,755	83,410,961

Book Value Per Common Share	$8.61	$8.82	$8.71	$8.60	$8.38
Tangible Book Value Per Share (non-GAAP)	$6.59	$6.65	$6.53	$6.39	$6.16
*     Risk Weighted Assets and Tier I Common Equity for December 31, 2016 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total average shareholders' equity	$777,466	$778,098	$765,063	$755,400	$743,150
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	729,713	730,345	717,310	707,647	695,397
LESS: Average goodwill and intangible assets, net	(179,535)	(181,191)	(182,787)	(184,415)	(185,983)
Average Tangible Common Equity (non-GAAP)	$550,178	$549,154	$534,523	$523,232	$509,414

Net income attributable to the Company	$17,552	$19,636	$16,398	$18,041	$15,002
LESS: Dividends on Series D preferred stock	(869)	(868)	(869)	(869)	(869)
Common net income (non-GAAP)	16,683	18,768	15,529	17,172	14,133
ADD: Amortization of intangibles, net of tax (35%)	1,002	1,019	1,031	1,031	1,169
Tangible common net income (non-GAAP)	$17,685	$19,787	$16,560	$18,203	$15,302

Return on Average Equity - (Annualized)	8.96%	10.01%	8.60%	9.69%	8.01%
Return on Average Common Equity - (Annualized) (non-GAAP)	9.07%	10.20%	8.68%	9.84%	8.06%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	12.75%	14.30%	12.43%	14.11%	11.92%

	Year Ended
(In thousands)	December 31, 2016	December 31, 2015
Total average shareholders' equity	$769,617	$729,489
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)
Average common equity (non-GAAP)	721,864	681,736
LESS: Average goodwill and intangible assets, net	(181,976)	(188,533)
Average Tangible Common Equity (non-GAAP)	$539,888	$493,203

Net income attributable to the Company	$71,628	$64,925
LESS: Dividends on Series D preferred stock	(3,475)	(3,475)
Common net income (non-GAAP)	68,153	61,450
ADD: Amortization of intangibles, net of tax (35%)	4,083	4,362
Tangible common net income (non-GAAP)	$72,236	$65,812

Return on Average Equity - (Annualized)	9.31%	8.90%
Return on Average Common Equity - (Annualized) (non-GAAP)	9.44%	9.01%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	13.38%	13.34%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings, total operating expenses excluding amortization of intangibles, goodwill impairment, and restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP total operating expense to non-GAAP total operating expense excluding amortization of intangibles, goodwill impairment, and restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding amortization of intangibles, goodwill impairment, and restructuring, are presented below:

	Three Months Ended
(In thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Income before income taxes (GAAP)	$24,762	$28,351	$23,768	$24,325	$20,106
ADD BACK: Provision/ (credit) for loan losses	(1,128)	(138)	(2,535)	(3,133)	(1,655)
Pre-tax, pre-provision earnings (non-GAAP)	$23,634	$28,213	$21,233	$21,192	$18,451

Total operating expense (GAAP)	$71,843	$61,670	$64,731	$66,709	$67,407
Less: Amortization of intangibles	1,542	1,568	1,586	1,586	1,799
Less: Goodwill impairment	9,528	—	—	—	—
Less: Restructuring	—	—	905	1,112	2,000
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$60,773	$60,102	$62,240	$64,011	$63,608

Net interest income	$51,519	$49,871	$49,169	$49,879	$48,140
Total core fees and income	38,499	37,896	37,565	37,728	37,137
Total other income	5,459	2,116	(770)	294	581
FTE income	2,754	2,523	2,437	2,416	2,997
Total revenue (FTE basis)	$98,231	$92,406	$88,401	$90,317	$88,855
Efficiency Ratio (GAAP)	75.25%	68.61%	75.30%	75.89%	78.51%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	61.87%	65.04%	70.41%	70.87%	71.59%

	Year Ended
(In thousands)	December 31, 2016	December 31, 2015
Income before income taxes (GAAP)	$101,207	$93,313
ADD BACK: Provision/ (credit) for loan losses	(6,935)	(1,555)
Pre-tax, pre-provision earnings (non-GAAP)	$94,272	$91,758

Total operating expense (GAAP)	$264,953	$255,181
Less: Amortization of intangibles	6,282	6,711
Less: Goodwill impairment	9,528	—
Less: Restructuring	2,017	3,724
Total operating expense (excluding amortization of intangibles, goodwill impairment, and restructuring) (non-GAAP)	$247,126	$244,746

Net interest income	$200,438	$185,770
Total core fees and income	151,688	157,087
Total other income	7,099	4,082
FTE income	10,130	11,035
Total revenue (FTE basis)	$369,355	$357,974
Efficiency Ratio (GAAP)	73.76%	73.55%
Efficiency Ratio, FTE Basis excluding amortization of intangibles, goodwill impairment, and restructuring (non-GAAP)	66.91%	68.37%

(7)
The Company uses certain non-GAAP financial measures, such as: net income attributable to the Company excluding notable items and diluted earnings per share excluding notable items to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net income attributable to the Company to non-GAAP net income attributable to the Company excluding notable items and from GAAP diluted earnings per share to non-GAAP diluted earnings per share excluding notable items are presented below:

	Three Months Ended
(In thousands, except share and per share data)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net income attributable to the Company (GAAP)	$17,552	$19,636	$16,398	$18,041	$15,002
LESS: Gain on sale of offices	2,862	—	—	—	—
ADD BACK: Impairment of goodwill	9,528	—	—	—	—
Tax effect at 35% statutory rate	(2,333)	—	—	—	—
Net income attributable to the Company excluding notable items (non-GAAP)	$21,885	$19,636	$16,398	$18,041	$15,002

Net Income Attributable to the Common Shareholders, treasury stock method (GAAP)	$15,755	$18,630	$15,428	$17,752	$13,820
LESS: Gain on sale of offices	2,862	—	—	—	—
ADD BACK: Impairment of goodwill	9,528	—	—	—	—
Tax effect at 35% statutory rate	(2,333)	—	—	—	—
Net Income Attributable to the Common Shareholders, treasury stock method, excluding notable items (non-GAAP)	$20,088	$18,630	$15,428	$17,752	$13,820

Weighted average diluted shares outstanding (3)	83,438,137	83,562,283	83,519,939	83,279,866	83,579,050

Diluted Total Earnings per Share (GAAP)	$0.19	$0.22	$0.18	$0.21	$0.17
Diluted Total Earnings per Share, excluding notable items (non-GAAP)	$0.24	$0.22	$0.18	$0.21	$0.17

(8)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous nonaccrual loans and net interest margin excluding interest recovered on previous nonaccrual loans to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Net interest income (GAAP basis)	$51,519	$49,871	$49,169	$49,879	$48,140
ADD: FTE income	2,754	2,523	2,437	2,416	2,997
Net interest income, FTE basis	54,273	52,394	51,606	52,295	51,137
LESS: Interest recovered on previously nonaccrual loans	365	343	565	1,089	255
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	53,908	52,051	51,041	51,206	50,882

Net Interest Margin (FTE basis)	2.88%	2.88%	2.91%	2.96%	2.88%
Net Interest Margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	2.86%	2.86%	2.88%	2.90%	2.86%

(9)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(10)	Average Loans includes Loans Held for Sale and Nonaccrual Loans. Average Deposits includes Deposits Held for Sale, if any.

(11)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(12)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(13)
In addition to loans 30-89 days past due and accruing, at June 30, 2016, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the San Francisco Bay Area region. At December 31, 2016, September 30, 2016, March 31, 2016, and December 31, 2015, the Company had no loans outstanding more than 90 days past due but still on accrual status.

(14)	Average Total Deposits is the sum of Average Total Interest-Bearing Deposits and Average Noninterest Bearing Demand Deposits.